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                    Canada Life Insurance Company of America
                           Canada Life Prestige Series
                    Varifund(R) And Varifund Advisor Annuity

                Canada Life of America Variable Annuity Account 1
                Flexible Premium Variable Deferred Annuity Policy

             Supplement to Varifund Prospectus Dated May 1, 2001 and
               Varifund Advisor Prospectus Dated October 23, 2001

When you purchase your Policy, subject to state availability, you may choose either to:

1. participate in the 6-Month or 12-Month Dollar Cost Averaging ("DCA") Accounts. If you choose this option, amounts you withdraw from Your Policy are subject to the Surrender Charge. (See "Surrender Charge" on page 6 for Varifund or page 4 for Varifund Advisor.) or

2. never participate in the 6-Month or 12-Month DCA Accounts. Any amounts you withdraw from the Policy are not subject to a Surrender Charge, although withdrawals may be subject to a Market Value Adjustment. (See "Market Value Adjustment" on pages 22-23.)

Once you chose an option, you may not revoke or change it. If you do not select an option at the time of purchase, we assume you selected option 1.

If you chose option 1, you have the right to allocate any new premium payments to either the 6-Month or the 12-Month DCA Account. (See "Dollar Cost Averaging Privilege" on page 28.) You may not, however, transfer Policy Value from a Guarantee Period or from one of the Subaccounts to a 6-Month or 12-Month DCA Account. If you choose to participate in the 6-Month or 12-Month DCA Account, any amounts you withdraw from the Policy generally will be subject to a Surrender Charge for the length of the Surrender Charge period.

If you allocate new premiums to a 6-Month or 12-Month DCA Account, we will transfer a specified percentage of money automatically each month from the DCA Account to your choice of Subaccounts. For the 12-Month DCA Account, one twelfth (1/12) of the original amount will be transferred each month. For the 6-Month DCA Account, one-sixth (1/6) of the original amount will be transferred each month.

We will credit a guaranteed rate of interest to the diminishing balance of your premium payment remaining in the DCA Account. If you withdraw money from a DCA account, a Market Value Adjustment will not be applied.

If you elect never to participate in the 6-Month or 12-Month DCA Accounts, you will not be charged a Surrender Charge on any amounts you withdraw from Your Policy.

Supplement dated November 5, 2001.

PLEASE USE THIS SUPPLEMENT WITH THE CANADA LIFE PRESTIGE SERIES VA PROSPECTUSES. READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.